Exhibit 10.7

                       REVOLVING LINE OF CREDIT AGREEMENT

                                 April 30, 2004


Gulfport  Energy  Corporation
14313  North  May,  Suite  100
Oklahoma  City,  OK  73134

Ladies  and  Gentlemen:

     CD Holding, LLC, a Delaware limited liability company ("Lender") is pleased to offer a revolving line of credit financing facility to Gulfport Energy Corporation, a Delaware corporation (the "Borrower"), pursuant to the following terms and conditions:

     1.   Revolving  Line  of  Credit  Facility.

          (a) Subject to the terms and conditions of this loan agreement (as amended, supplemented, waived or modified from time to time after the date hereof, this "Loan Agreement"), Lender shall, from time to time after the date hereof and up to the Commitment Termination Date (as defined herein) make advances to the Borrower ("Loans") not to exceed $3,000,000 in the aggregate outstanding at anytime (the "Commitment") which shall bear interest at a Base Rate of 10% per annum to be used solely to fund its capital and operating expenses.

          (b) The Loans will be evidenced by a revolving promissory note of the Borrower, substantially in the form of Exhibit A hereto (together with all amendments and supplements thereto, substitutions therefor, and all renewals, extensions, modifications, rearrangements and waivers thereof, the "Note"), with payment terms, interest rate, and other terms as set forth therein. This Loan Agreement, the Note, the Loan Request Certificates (as defined below) and all other documents, certificates and instruments related to this Loan Agreement or the Loans, whether furnished before or as of the date hereof, or from time to time hereafter, as each may be amended, supplemented, waived, or modified from time to time, shall be collectively referred to herein as the "Loan Documents."

          (c) The Commitment shall terminate upon the "Commitment Termination Date," which shall be the earlier to occur of (i) the termination of the Commitment pursuant to Paragraph 5 of this Loan Agreement, (ii) the closing on a Rights Offering (as defined herein) and (iii) August 1, 2005. Until the Commitment Termination Date, the Borrower may use the Commitment by borrowing, prepaying the Loans (in whole or in part, at any time and from time to time, without premium or penalty) and reborrowing, all pursuant to the terms and conditions of this Loan Agreement. On the Commitment Termination Date, any outstanding amount of the loans shall be repaid in full.


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Gulfport Energy Corporation
April 30, 2004
Page 2


          (d) If Borrower conducts an offering (the "Rights Offering") of rights ("Rights") to purchase shares of its common stock, par value $0.01 per share ("Common Stock"), or otherwise sells or agrees to sell Common Stock to Lender during the term of this Loan Agreement, Lender may, at its option, apply all or part of the principal amount of all outstanding Loans plus all accrued and unpaid interest owed on the Loans (i) to the exercise of Rights issued to Lender in the Rights Offering, or (ii) to the purchase price for such Common Stock, as the case may be. To the extent all of the outstanding Loans plus all accrued and unpaid interest on the closing date of the Rights Offering or sale of Common Stock, as the case may be, is not applied by Lender to the exercise of Rights or purchase of Common Stock, the remaining amounts due shall be repaid to Lender out of the proceeds of the Rights Offering or sale of Common Stock.

     2. Conditions to Funding. The funding of each Loan is subject to the satisfaction or waiver by Lender of each of the following conditions, in each case satisfactory in form and substance to Lender and its counsel, in its sole and absolute discretion:

          (a) The Borrower shall have executed and delivered to Lender a certificate in a form acceptable to Lender requesting a Loan (a "Loan Request Certificate") at least ten business days prior to the date of the requested Loan;

          (b) The Borrower shall have executed and delivered the following documents to Lender prior to the date of requested Loan:

               (i)  This  Loan  Agreement;

               (ii)  The  Note;  and

               (iii) Such other documents, opinions, certificates and evidences as Lender shall deem necessary or advisable;

          (c) Each of the representations and warranties made in, and in connection with, the Loan Documents shall be true, correct and complete in all material respects;

          (d) No Event of Default (as defined herein) shall have occurred and be continuing; and

     3. Representations and Warranties. In order to induce Lender to enter into this Loan Agreement and to make Loans to the Borrower, the Borrower hereby represents and warrants to Lender, as of the date hereof and as of the date of each extension of credit hereunder, and with respect to subsection (i) hereof at all times hereafter that the Loans are outstanding, that:


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Gulfport Energy Corporation
April 30, 2004
Page 3


          (a) Organization; Powers. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of Delaware, (ii) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary, (iv) has the corporate power and authority to execute, deliver and perform each agreement or instrument contemplated hereby to which it is or will be a party, and (v) is in compliance with all laws, rules, regulations and orders
     ("Requirements  of  Law")  of  governmental  bodies,  including  courts
     ("Governmental Authorities") except where the failure to so comply would not have a material adverse effect on the Borrower.

          (b) Authorization. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowing of the Loans (i) have been duly authorized by all requisite corporate action on the part of the Borrower, and (ii) will not (x) violate (A) any Requirement of Law or of the certificate of incorporation or bylaws of the Borrower, or (B) any indenture, agreement or other instrument to which the Borrower is a party or by which its property is bound, (y) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (z) result in the creation of imposition of any lien or security interest upon any property or assets of the Borrower.

          (c) Validity and Binding Nature. The Loan Documents have been duly executed and delivered by the Borrower and are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of credits' rights generally).

          (d) No Default. The Borrower is not in default under or with respect to the terms of any material contractual obligation. No Event of Default has occurred and is continuing.

          (e) Consents and Filings. No consent, approval or authorization of, or registration or filing with, any Governmental Authority or other person or entity is required in connection with (i) the execution, delivery and performance by the Borrower, or the validity or enforceability against the Borrower, of the Loan Documents, or (ii) the Loans.

          (f) No Material Litigation. (i) No material litigation, investigation or proceeding of or before any arbitrator or any Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower, and (ii) there are no undisclosed outstanding or unpaid judgments against the Borrower.


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Gulfport Energy Corporation
April 30, 2004
Page 4


          (g) Use of Borrowings. Borrowings by the Borrower under this Loan Agreement will only be used to fund the capital and operating expenses of the Borrower.

          (h) Disclosure. No representation or warranty made by the Borrower in any Loan Document and not subsequently corrected in writing, nor any filing made by the Borrower with any Governmental Authority, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

          (i) Restricted Debt. The Borrower shall not in any manner owe or be liable for any debt other than (i) the existing debt to Bank of Oklahoma, N.A., and (ii) debt incurred in the ordinary course of business.

     4. Events of Default . The occurrence of any of the following specified events shall constitute an "Event of Default":

          (a) Nonpayment. The Borrower shall fail to pay when due any principal of or interest on the Note, or any other amount payable thereunder or hereunder.

          (b) Bankruptcy. The Borrower or any of its subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto, or any similar statute or other law as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian, liquidator or similar party is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or any of its subsidiaries; or the Borrower or any of its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or such subsidiary or there is commenced against the Borrower or any of its subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Borrower or any of its subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its subsidiaries makes a general assignment for the benefit of creditors; or the Borrower or any of its subsidiaries shall fail to pay (except with respect to debts which are being reasonably contested), or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any of its subsidiaries shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Borrower or any of its subsidiaries shall be any act acquiescence in any of


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Gulfport Energy Corporation
April 30, 2004
Page 5


     the foregoing; or any corporate action is taken by the Borrower or any of its subsidiaries for the purpose of effecting any of the foregoing;

          (c) Nonpayment of Other Indebtedness. The Borrower shall fail to make any payments aggregating U.S.$10,000 or more of principal of or interest on any indebtedness or other obligations of the Borrower when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace periods.

          (d) Nonperformance. The Borrower shall fail (other than as specified in subsections (a), (b) or (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of this Loan Agreement or the Note, and such failure remains unremedied for a period of ten (10) days after notice of such failure is given by a Lender to the Borrower.

          5.   Remedies.

          (a) Simultaneously with the occurrence of any Event of Default described in Subparagraph 4(b) of this Loan Agreement, the following shall occur automatically without any action being taken by Lender: (i) the Commitment shall terminate, and (ii) all obligations of the Borrower to Lender shall become due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing thereunder and under any other Loan Document to Lender shall become due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

          (b) Upon the occurrence of any Event of Default not described in Subparagraph 4(b) of this Loan Agreement, at the option of Lender, Lender may, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitment, and (ii) declare all obligations of the Borrower to Lender to be forthwith due and payable, whereupon an amount equal to the sum of the outstanding principal balance of the Note, any accrued but unpaid interest and all other fees and amounts owing thereunder and under any other Loan Document to Lender shall become forthwith due and payable, without presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other document to the contrary notwithstanding.

     6. Indemnity. By acceptance of this Loan Agreement, the Borrower unconditionally agrees (i) to pay, indemnify and hold harmless Lender and its directors, officers, members, employees, agents and counsel (each, an


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Gulfport Energy Corporation
April 30, 2004
Page 6


"Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to or arising out of the Loan Documents or the preparation, execution, delivery, enforcement, performance, or consummation thereof and the borrowings and other transactions contemplated therein or in connection therewith (collectively, the "Indemnified Liabilities"), provided that the Borrower shall have no liability hereunder with respect to Indemnified Liabilities arising solely from gross negligence or willful misconduct by Lender or such other Indemnified Party, and (ii) to pay to Lender all of its costs and expenses (including the fees and disbursements of Lender's inside and outside counsel) arising in connection with the preparation, execution and delivery of the Loan Documents (collectively, Lender's "Costs and Expenses"). The Borrower further agrees that its liability in connection with the Indemnified Liabilities and Lender's Costs and Expenses shall not be released or diminished by the occurrence or failure to occur of any event, including, but not limited to, Lender's failure, for any reason, with or without cause, to make Loans and the Borrower's obligations hereunder shall survive the repayment in full of the Loans and any termination of this Loan Agreement, unless such termination specifically terminates this Paragraph and the Borrower's obligations hereunder.

     7. Governing Law. THIS LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF OKLAHOMA WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

     8. Assignment. The Borrower may not assign this Loan Agreement. Lender may assign this Loan Agreement to any affiliate of Lender.

     9. Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument notwithstanding that all parties are not signatories to each individual counterpart.

     10. Limitation on Interest. It is the intention of the parties hereto to comply with all applicable usury laws, whether now existing or hereafter enacted. Accordingly, notwithstanding any provision to the contrary in this Loan Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to Lender, in no contingency or event whatsoever, whether by acceleration of the maturity of indebtedness of the Borrower to Lender or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Loan Agreement, the Note, the other Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to Lender, at the time performance of such provision shall be due, shall involve transcending the limit


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Gulfport Energy Corporation
April 30, 2004
Page 7


of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Loan Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower to Lender or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing in connection with this Loan Agreement or on account of any other indebtedness of the Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the balance of principal owing in connection with this Loan Agreement and such other indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to Lender, under any specific contingency, exceeds the highest lawful rate, the Borrower and Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Loan Agreement, the Note and the other Loan Documents.

     11.  [Intentionally  Omitted.]

     12.  Conversion.

          (a) Right of Conversion. Lender shall have the right, at any time and from time to time during the Conversion Period (as defined herein), at Lender's option, to convert, subject to the terms and provisions of this Paragraph 12, any and all of the outstanding principal balance of the Note and/or accrued but unpaid interest thereunder into fully paid and nonassessable shares of Common Stock at the Conversion Price. The "Conversion Price" shall mean $1.20 per share of Common Stock, as adjusted if and as appropriate pursuant to the provisions of this Paragraph 12. The "Conversion Period" shall mean the period beginning on the date the Rights Offering contemplated as of the date hereof has been canceled or terminated by the Board of Directors of the Borrower and ending on the date the entire outstanding principal balance of the Note together with any accrued but unpaid interest thereunder have been repaid in full. Prior to or simultaneously with the conversion by Lender of any of its principal of any Note, all accrued but unpaid interest on the principal amount being converted must be converted at the Conversion Price.

          (b) Mechanics of Exercise. The right of conversion shall be exercised by Lender's delivery to the Borrower during usual business hours at its principal place of business of a written notice that the Lender elects to convert all or part of its principal of and accrued and unpaid interest on the Note and specifying the name (with address) in which the certificate


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     for Common Stock is to be issued and, if the certificate is to be issued to a person or entity (collectively, a "Person") other than the Lender, by a written instrument of transfer in form satisfactory to the Borrower, duly executed by the Lender, duly authorized in writing, together with transfer tax stamps or funds therefor if required pursuant to Subparagraph (i) below. Notation shall be made on the Note of the principal and interest converted.

          (c) Time of Conversion. As promptly as practicable after the written notice of conversion has been delivered to the Borrower, as herein provided, the Borrower shall deliver or cause to be delivered at the Borrower's office a certificate for the shares of Common Stock issuable in connection with such conversion.

          (d) Adjustment of Conversion Price. The Conversion Price, and consequently the number of shares of Common Stock into which the Note is convertible, shall be subject to adjustment as follows:

               (i) Stock Dividends, Subdivisions and Combinations. If at any time the Borrower shall:

                    (A) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock;

                    (B) subdivide its outstanding shares of Common Stock into a larger number of shares Common Stock; or

                    (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

     then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted so that the Lender thereafter surrendering any of its principal and/or interest for conversion shall be entitled to receive the number of shares of Common Stock that such Lender would have owned or have been entitled to receive after the happening of any of the events described above had such principal and/or interest been converted immediately prior to the happening of such event.

               (ii) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Borrower shall reorganize its capital, reclassify its capital stock, consolidate or merge with and into another corporation (where the Borrower is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Borrower), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or


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Gulfport Energy Corporation
April 30, 2004
Page 9


          business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Borrower, then the Borrower shall, as a condition precedent to such transaction, cause effective provisions to be made so that Lender shall have the right thereafter to receive, upon conversion of its principal and/or interest on the Note, solely the number of shares of common stock of the successor or acquiring corporation or of the
          Borrower, if it is the surviving corporation, and Other Property receivable upon or as a result of such position of assets, by a holder of the number of shares of Common Stock for which such principal and/or interest would have been convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, such provisions shall include the express assumption by the successor or acquiring corporation (if other than the Borrower) of the due and punctual observance and performance of each and every covenant and condition of this Loan Agreement and the Note to be performed and observed by the Borrower and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the board of directors of the Borrower) in order to provide for adjustments of shares of the Common Stock for which the Note is convertible which shall be as nearly equivalent as practical to the adjustments provided for in this Paragraph 12. For purposes of this Paragraph 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Paragraph 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

               (iii) When Adjustment Not Required. If the Borrower shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Gulfport Energy Corporation
April 30, 2004
Page 10


          (e) No Fractional Shares. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any principal and/or interest on the Note, the Borrower may pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Conversion Price.

          (f) Notice of Adjustments. Whenever the Conversion Price shall be adjusted pursuant to this Paragraph 12, the Borrower shall prepare a certificate to be executed by the president of the Borrower setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the board of directors of the Borrower determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in this Paragraph 12), specifying the Conversion Price and (if applicable) describing the number and kind of any other shares of stock or Other Property into which the Note may be converted, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Borrower shall promptly cause a signed copy of such certificate to be delivered to Lender. The Borrower shall keep at its chief executive office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Lender.

          (g) No Stockholder Rights. Prior to the issuance of Common Stock upon conversion, Lender shall not be entitled to any rights of a stockholder with respect to the Common Stock, including (without limitation) the right to vote such Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and Lender shall not be entitled to any notice or other communication concerning the business or affairs of the Borrower except as contractually agreed to by the Borrower.

          (h)  Intentionally  Omitted.

          (i) Taxes and Charges. The issuance of certificates for Common Stock upon the conversion of principal and/or interest under the Note shall be made without charge to the converting Lender for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Lender converting principal and/or interest; provided, however, that the Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the converting Lender, and the Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Borrower the amount of such tax or shall have establish to the satisfaction of the Borrower that such tax has been paid.

Gulfport Energy Corporation
April 30, 2004
Page 11


          (j) Shares to be Reserved. The Borrower covenants that it will at all times reserve and keep available out of its authorized but unissued Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Notes as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all principal of and accrued but unpaid interest on the then-outstanding Notes; provided, however, in the event that there is not a sufficient number of shares of Common Stock authorized and reserved to satisfy the obligations of the Borrower under this Paragraph 12 and pursuant to the Rights Offering or sale of Common Stock, as the case may be, (i) the ability of the Borrower to issue shares of Common Stock pursuant to this Paragraph 12 shall be subordinated to the Borrower's obligation to issue shares of Common Stock upon consummation of the Rights Offering or sale of Common Stock, as the case may be, (ii) the number of shares of Common Stock reserved and available out of the Company's authorized but unissued Common Stock shall be equal to the number of authorized but unissued shares of Common Stock minus the number of shares reserved for issuance pursuant to the Rights
     Offering or sale of Common Stock, as the case may be, and (iii) Lender hereby acknowledges that the right of conversion available to Lender pursuant to this Paragraph 12 is available only if, and to the extent, there are shares of Common Stock available out of the Borrower's authorized but unissued Common Stock subsequent to the consummation of the Rights Offering or sale of Common Stock, as the case may be. The Borrower covenants that all Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

     13.  Miscellaneous.

          (a) Entire Agreement. The Loan Documents set forth the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements or understandings among the parties pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          (b) Amendments & Waivers. No modification, amendment, or waiver of any provision of, or consent required by, this Loan Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (c) Severability. Whenever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Loan Agreement shall be prohibited by or invalid under applicable law, such provision shall be

Gulfport Energy Corporation
April 30, 2004
Page 12


     ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Loan Agreement.

          (d) Survival. Unless otherwise expressly provided herein, all representations and warranties, agreements and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the closing and shall remain in full force and effect.

          (e) Notices. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by overnight delivery or courier service, or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile (with a copy sent by first class U.S. mail), addressed as follows:

To  Lender:          CD  Holding,  LLC
                     411  West  Putnam  Avenue
                     Greenwich,  CT  06830
                     Attn.:  Charles  E.  Davidson
                     Fax  No.:  203-862-7490

To  Borrower:        Gulfport  Energy  Corporation
                     14313  North  May,  Suite  100
                     Oklahoma  City,  OK  73134
                     Attn:  Mike  Liddell
                     Fax  No.:  405-848-8816

          (f) Arbitration. Each party agrees that any dispute or proceeding of any kind arising under or relating to the rights or obligations of any party under this Loan Agreement or any of the Loan Documents shall be subject to mandatory binding arbitration. Such arbitration shall be conducted by a single arbitrator in Oklahoma City, Oklahoma under the rules of the American Arbitration Association. The arbitrator shall be authorized to award the prevailing party the costs and expenses of the arbitration, including reasonable attorneys' fees and expenses. The parties agree that any state or federal court located in the state of Oklahoma shall be authorized to enter an order in respect of an award in such arbitration and expressly consent to the jurisdiction of such courts for such purpose.

          (g) Section Titles. The Section titles contained in this Loan Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

Gulfport Energy Corporation
April 30, 2004
Page 13


     Please indicate your agreement of the foregoing by signing below where indicated and returning a copy of this Loan Agreement to Lender.

                                     Very  truly  yours,

                                     CD  HOLDING,  LLC


                                     By:/s/Charles E. Davidson
                                        ----------------------------------------
                                     Name:  Charles E. Davidson
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



Agreed  and  Accepted
as  of  this  10th  day  of  May,  2004:

GULFPORT  ENERGY  CORPORATION


By:/s/Mike Liddell
   --------------------------------------
Name:  Mike Liddell
     ------------------------------------
Title:  CEP
      -----------------------------------

                                    EXHIBIT A

THE SECURITIES EVIDENCED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS REGISTRATION, OR QUALIFICATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION.


                            REVOLVING PROMISSORY NOTE


U.S.  $3,000,000             Oklahoma  City,  Oklahoma          April  30,  2004

     For value received, the undersigned, GULFPORT ENERGY CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of CD Holding, LLC, a Delaware limited liability company ("Lender"), at the addresses identified in the Loan Agreement (defined below), or at such other place as from time to time may be designated by the holder of this Note, in lawful money of the United States of America in immediately available funds, on or before August 1, 2005, the principal sum of the lesser of (A) THREE MILLION DOLLARS AND NO CENTS (U.S. $3,000,000), and (B) the aggregate unpaid principal amount of all Loans made by Lender to the Borrower pursuant to the loan agreement, dated as of the date hereof, by and between the Borrower and Lender (as such may be amended or otherwise modified from time to time, the "Loan Agreement"), with accrued interest on the principal balance from time to time remaining unpaid from the date of advancement until default or maturity at a rate per annum equal to the lesser of (a) the Maximum Rate (defined below), and (b) the Base Rate (defined below). If, at any time, the Base Rate shall exceed the Maximum Rate, thereby causing the interest herein to be limited to the Maximum Rate as provided for in clause (a) then any subsequent changes in such rates shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest that would have accrued hereon if the Base Rate had been in effect at all times in the period during which the rate charged hereon was limited to the Maximum Rate. All past due principal and interest shall bear interest from maturity until paid at a rate per annum equal to the lesser of (a) the Maximum Rate, and (b) the Default Rate (as hereinafter defined) from the date of such nonpayment until paid in full (both before and after judgment).

     This Note is the Note referred to in the Loan Agreement and is entitled to the benefits thereof and of all documents executed in connection therewith. All capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement. The Loan Agreement contains certain Events of Default relating to this Note.

     The holder of this Note is authorized to record the date and amount of each advance hereunder made by it and the date and amount of each payment of principal hereof on the schedule annexed hereto and made a part hereof or in such holder's internal records and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of such holder to make such a notation or any error in any such notation shall not affect the obligation of the Borrower to repay all advances hereunder in accordance with the terms hereof and of the Loan Agreement.

     As used herein the term "Base Rate" means with respect to each tranche a per annum interest rate equal to 10%. The term "Default Rate" means the Base Rate plus three percent (3%) per annum; the term "Maximum Rate" means the maximum non-usurious interest rate permitted under applicable law; and the term "applicable law" means the applicable laws of the State of Oklahoma or the applicable laws of any other jurisdiction, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Interest hereunder from the date of each advancement hereof shall be due and payable (i) quarterly in arrears on the last business day of each March, June, September and December, commencing on September 30, 2004, and continuing on the last day of each third month thereafter, until maturity, (ii) at the maturity of this Note (whether at the stated maturity of August 1, 2005, by acceleration or otherwise), at which time the entire unpaid principal balance hereof, together with all unpaid accrued interest thereon, shall be due and payable, and (iii) after maturity, on demand.

     Subject to the provisions of the paragraph of this Note that begins "Interest on the indebtedness" (the tenth paragraph), each payment received by Lender shall be applied pro rata based on Lender's participation first to late charges and collection expenses, if any, due under the Loan Documents, then to the payment of fees, if any, due under the Loan Documents, then to the payment of accrued but unpaid interest due hereunder, and finally to the reduction of the unpaid principal balance hereof.

     Upon the occurrence of any Event of Default specified in the Loan Agreement, Lender may, at Lender's option, exercise any or all of the rights, remedies, powers and privileges afforded under the Loan Documents or by law, including, without limitation, the right to declare the unpaid principal balance of this Note, together with all accrued but unpaid interest on such principal balance, immediately due and payable without demand or notice and to offset against amounts then due and owing on this Note and sums deposited by the Borrower with Lender or otherwise owed to the Borrower by Lender.

     No failure or delay on the part of Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     Except as may be otherwise provided herein, the borrower, signers, sureties, guarantors and endorsers of this Note severally waive demand, presentment, notice or dishonor, notice of intent to demand or accelerate payment hereof, notice of acceleration, diligence in collecting, grace, notice, and protest, and agree to one or more extensions for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. If this Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after default or maturity, the Borrower agrees to pay all costs of collection, including reasonable attorney's fees.

     Interest on the indebtedness evidenced by this Note is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall be interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note, the Loan Agreement, the other Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Note, the Loan Agreement, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to Lender, under any specific contingency, exceeds the Maximum Rate, the Borrower and Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Note.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF OKLAHOMA WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

     EXECUTED  as  of  the  date  first  set  forth  above.

                                      BORROWER:

                                      GULFPORT  ENERGY  CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  EXHIBIT "A"

                                                               Unpaid            Name  of
                                                              Principal           Person
                                           Payments            Balance            Making
     Date      Amount  of  Loan     Principal  Interest       of  Note           Notation
     ----      ----------------     -------------------       ----------         --------
____________   _________________    ___________________    _______________     ____________

____________   _________________    ___________________    _______________     ____________


____________   _________________    ___________________    _______________     ____________